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                                                                    Exhibit 10.2

                            AXENT TECHNOLOGIES, INC.
                              AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN

1.  Purpose.
    -------

    The purpose of this Stock Option Plan (the "Plan") is to secure for AXENT Technologies, Inc. (the "Company") and its stockholders the benefits arising from capital stock ownership by key employees, officers and consultants of the Company who are expected to contribute to the Company's future growth and success. Notwithstanding anything to the contrary contained herein, stock options may be granted only to employees (including officers who are employees) and consultants of the Company. Non-employee members of the Company's Board of Directors are ineligible to receive an award of options under the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Section 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2.  Type of Options and Administration.
    ----------------------------------

    a.   Types of Options.  Options granted pursuant to the Plan may be either
         ----------------
incentive stock options ("Incentive Stock Options") meeting the requirements of
Section 422 of the Code or non-statutory options, which are not intended to meet the requirements of Section 422 of the Code.

    b.   Administration.  The Board of Directors shall, to the full extent
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permitted by law, delegate any and all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors. The Committee shall consist of not less than two (2) members, and each such member of the Committee shall be a "disinterested person" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Plan will be administered by the Committee, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Committee shall, in its sole discretion, grant options to purchase shares of the Company's common stock (the "Common Stock") as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan: (i) to amend the Plan and (ii) to prescribe, amend and rescind rules and regulations relating to the Plan. The Committee shall have authority, subject to the express provisions of the Plan: (i) to amend and construe the respective option agreements executed pursuant to the Plan, including the authority to

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amend any such option agreement executed prior to the adoption of the Plan; (ii)
to establish and determine all of the terms and provisions of the respective option agreements, which need not be identical; and (iii) to make any other determination in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No member of the Committee or Director of the Company shall be liable for any action or determination made in good faith.

3.  Eligibility.
    -----------

    Options shall be granted only to persons who are, at the time of grant, employees (including officers who are employees) or consultants of the Company. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Committee shall so determine.

4.  Stock Subject to Plan.
    ---------------------

    Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued under the Plan is 1,000,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.  Forms of Option Agreements.
    --------------------------

    Each option granted under the Plan shall be evidenced by an option agreement in such form not inconsistent with the Plan as shall be specified by the Committee. Each option agreement shall state whether the options granted thereby are intended to be Incentive Stock Options (to the maximum extent possible) or non-statutory options.

6.  Purchase Price.
    --------------

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    a.   General.  The purchase price per share of stock deliverable upon the
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exercise of an option shall be determined by the Committee, provided, however,
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that in the case of an Incentive Stock Option, the purchase price shall not be less than 100% of the "fair market value" (as defined herein) of such stock at the time of grant of such option, or less than 110% of such "fair market value" in the case of options described in paragraph (b) of Section 11. For purposes of this Section 6, the "fair market value" of the stock shall be determined in good faith by the Committee at the time of the grant using any reasonable method based on market quotations on the principal stock exchange or market upon which the Company's stock is traded.

    b.   Payment of Purchase Price.  Options granted under the Plan may provide
         -------------------------
for the payment of the purchase price by delivery of cash or a check to the order of the Company in an amount equal to the purchase price of such options, or, to the extent allowed by the Committee, by delivery to the Company of shares of Common Stock of the Company having a fair market value equal in amount to the purchase price of the options being exercised, or by any combination of such methods of payment or any other method that the Committee may authorize.

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7.  Option Period.
    -------------

    Each option and all rights thereunder shall expire on such date as the Committee shall determine, but, in the case of Incentive Stock Options, in no event after the expiration of ten (10) years from the day on which the option is granted (or five (5) years in the case of options described in paragraph (b) of Section 11) and, in the case of non-statutory options, in no event after the expiration of ten (10) years from the day on which the option is granted, and in either case, shall be subject to earlier termination as provided in the Plan and the relevant option agreement.

8.  Exercise of Options.
    -------------------

    Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be determined by the Committee and set forth in the agreement evidencing such option, subject to the provisions of Section 7 above.

9.  Nontransferability of Stock Options.
    -----------------------------------

    No Incentive Stock Option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution.
During the life of the optionee, an Incentive Stock Option shall be exercisable only by such person. A non-statutory stock option may be assigned or transferred in whole or in part only if so provided in the relevant agreement or if permitted by the Committee.

10. Effect of Termination of Employment or Consulting Services.
    ----------------------------------------------------------

    No option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, in the case of an optionee who is an employee of the Company, employed by the Company, or in the case of an optionee who is a consultant to the Company, rendering services to the Company, except that if and to the extent the option agreement so provides:

    a.   an Incentive Stock Option may be exercised within the period of three
(3) months and a non-statutory option may be exercised within the period ending on the tenth anniversary of the date

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of grant after the optionee ceases to be employed by or in the service of the
Company (or within such lesser period as may be specified in the applicable option agreement);

    b. if the optionee dies while employed by or in the service of the Company, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

    c. if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while employed by or in the service of the Company, the option may be exercised within the period of one
(1) year after the date the optionee ceases to be employed by or in the service of the Company because of such disability (or within such lesser period as may be specified in the applicable option agreement); provided, however, that in no
                                                  --------  -------
event may any option be exercised after the expiration date of the option.

11. Incentive Stock Options.
    -----------------------

    Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

    a.   Dollar Limitation.  Incentive Stock Options granted to any employee
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under the Plan (and any other incentive stock option plans of the Company) shall not, in the aggregate, become exercisable for the first time in any one (1) calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. In the event Section 422(d) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph
(a) shall be automatically adjusted accordingly.

    b.   10% Shareholder.  If any employee to whom an Incentive Stock Option is
         ---------------
to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

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              (i)  The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one (1) share of Common Stock at the time of grant; and

              (ii) The option exercise period shall not exceed five (5) years from the date of grant.

12.  Additional Provisions.
     ---------------------

     a.   Additional Option Provisions.  The Committee may, in its sole
          ----------------------------
discretion, include additional provisions in any option granted under the Plan, including, without limitation, restrictions on transfer, repurchase rights, reload options, commitments to pay cash bonuses, make or arrange for loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Committee; provided that such
                                                    -------- ----
additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     b.   Acceleration.  The Committee may, in its sole discretion, accelerate
          ------------
the date or dates on which all or any particular option or options granted under the Plan may be exercised.

13.  General Restrictions.
     --------------------

     a.   Investment Representations.  The Company may require any person to
          --------------------------
whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     b.   Compliance With Securities Laws.  Each option shall be subject to the
          -------------------------------
requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or

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the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

14. Rights as a Shareholder.
    -----------------------

    The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15. Adjustments.
    -----------

    a.   General.  If, as a result of a merger, consolidation, sale of all or
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substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution or adjustment with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

    b.   Committee Authority to Make Adjustments.  Adjustments under this
         ---------------------------------------
Section 15 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16. Reorganization.
    ---------------

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    a.   General.  In the event of a consolidation or merger in which the
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Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, the Committee, or the Board of Directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such
                                                     --------
options substituted for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization, liquidation, sale or transfer unless exercised by the optionee within a specified number of days following the date of such notice, or (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent exercisable) and (B) the aggregate purchase price of all such outstanding options in exchange for the termination of such options. In any such case, the Committee may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

    b.   Substitute Options.  The Committee may grant options under the Plan in
         ------------------
substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. Substitute options may be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

17. Change in Control.
    -----------------

         Notwithstanding any other provision of the Plan, in the event of a "Change in Control of the Company" (as defined below), any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate with respect to the number of whole

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shares constituting 50% of the shares subject to any such restriction. For purposes of the Plan, a "Change in Control of the Company" shall occur or be deemed to have occurred only if:

    a. any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

    b. during any period of two consecutive years ending during the term of the Plan (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new Director (other than a Director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (a), (c) or (d) of this Section 17) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were either Directors at the beginning of the period or whose election or whose nomination for election was previously so approved (collectively, the "Disinterested Directors"), cease for any reason to constitute a majority of the Board of Directors;

    c. the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

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    d.   the stockholders of the Company approve a plan of complete liquidation of the Company or the sale of all or substantially all of the Company's assets which, in either case, has not previously been approved by a majority of the Disinterested Directors.

18. No Special Employment Rights.
    ----------------------------

    Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the optionee.

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19. Amendment of the Plan.
    ---------------------

    The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that, without the approval of the stockholders of the Company the Board of Directors may not increase the maximum number of shares that may be issued under the Plan (except for adjustments specifically provided in the Plan) or, except to the extent the Board of Directors determines otherwise, amend the Plan in any manner that would, to the extent applicable, require stockholder approval under Rule 16b-3, Section 422 of the Code or Section 162(m) of the Code, as each may be in effect at the time of such amendment. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan.

20. Withholding.
    -----------

    The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, such obligations may be satisfied, in whole or in part, (i) by withholding shares of Common Stock otherwise issuable pursuant to the exercise of an option, (ii) by delivering to the Company shares of Common Stock already owned by the optionee or (iii) by such other means as the Company may require or approve. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined as set forth in Section 6.

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21. Cancellation and New Grant of Options.
    -------------------------------------

    The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees to the extent required, the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock, having an option purchase price per share that may be lower or higher than the purchase price per share of the canceled options and having such other terms as the Committee may approve.

22. Effective Date and Duration of the Plan.
    ---------------------------------------

    a.   Effective Date.  The Plan shall become effective when adopted by the
         --------------
Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval under Section 422 of the Code shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board of Directors' adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

    b.   Termination.  The Plan shall terminate upon the earlier of (i) the
         -----------
close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is

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determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

Amended and Restated on October 14, 1996

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